SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 29, 2013

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court

Carlsbad, CA 92010

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Genzyme, a Sanofi company, and Isis Pharmaceuticals Inc. announced that the U.S. Food and Drug Administration (FDA) has approved its New Drug Application (NDA) for KYNAMROTM (mipomersen sodium) injection.  A copy of the Press Release related to this event is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Isis Pharmaceuticals® is a registered trademark of Isis Pharmaceuticals, Inc.

Genzyme® is the registered trademark of Genzyme Corporation. All rights reserved.

KYNAMRO™ is the registered trademark of Genzyme Corporation submitted to health authorities for investigational agent mipomersen. All rights reserved.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated January 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: January 29, 2013	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Chief Operating Officer
and Director

INDEX TO EXHIBITS

99.1	Press Release dated January 29, 2013.